UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2019 (January 17, 2019)

HCA Healthcare, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11239	27-3865930
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

One Park Plaza, Nashville,

Tennessee 37203

(Address of Principal Executive Offices) (Zip Code)

(615) 344-9551

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Issuance of $500,000,000 aggregate principal amount of senior notes

Overview

On January 22, 2019, HCA Inc. (the “Issuer”), a direct, wholly owned subsidiary of HCA Healthcare, Inc. (the “Parent Guarantor”), completed the public offering of $500,000,000 aggregate principal amount of its 5.625% Senior Notes due 2028 (the “New 2028 Notes”), guaranteed on a senior unsecured basis by the Parent Guarantor. The New 2028 Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Issuer’s and the Parent Guarantor’s shelf registration statement on Form S-3, filed on August 9, 2018 (File No. 333-226709) (the “Registration Statement”), as supplemented by the prospectus supplement dated January 17, 2019, previously filed with the Securities and Exchange Commission under the Securities Act.

On January 22, 2019, the New 2028 Notes were issued pursuant to an indenture, dated as of August 1, 2011 (the “Base Indenture”), among the Issuer, the Parent Guarantor, Delaware Trust Company (as successor to Law Debenture Trust Company of New York), as trustee (the “Trustee”), and Deutsche Bank Trust Company Americas, as registrar, paying agent and transfer agent (the “Registrar”), as amended and supplemented by the Supplemental Indenture No. 20 (the “Twentieth Supplemental Indenture”), dated as of August 23, 2018, among the Issuer, the Parent Guarantor, the Trustee and the Registrar, and as further supplemented by the Supplemental Indenture No. 21, dated as of January 22, 2019, among the Issuer, the Parent Guarantor, the Trustee and the Registrar (together with the Base Indenture and the Twentieth Supplemental Indenture, the “Indenture”).

The New 2028 Notes represent a further issuance of the Issuer’s 5.625% Senior Notes due 2028, of which $1,000,000,000 aggregate principal amount was issued on August 23, 2018 (the “Existing 2028 Notes”). The New 2028 Notes have identical terms with the Existing 2028 Notes, other than their issue date and public offering price. The New 2028 Notes and the Existing 2028 Notes are treated as a single series for all purposes under the Indenture, including notices, consents, waivers, amendments, redemptions and any other action permitted under the Indenture. The New 2028 Notes have the same CUSIP and ISIN numbers as, and vote together and are fungible with, the Existing 2028 Notes.

The following is a brief description of the terms of the New 2028 Notes and the Indenture.

Maturity and Interest Payment Dates

The New 2028 Notes will mature on September 1, 2028. Interest on the New 2028 Notes will be payable semi-annually, on March 1 and September 1 of each year, commencing on March 1, 2019, to holders of record on the preceding February 15 or August 15, as the case may be. Interest will accrue on the New 2028 Notes from August 23, 2018, the date of the original issuance of the Existing 2028 Notes.

Ranking

The New 2028 Notes are the Issuer’s senior unsecured obligations and: (i) rank senior in right of payment to any of its existing and future subordinated indebtedness, (ii) rank equally in right of payment with any of its existing and future senior indebtedness, (iii) are effectively subordinated in right of payment to any of its existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness, and (iv) are structurally subordinated in right of payment to all existing and future indebtedness and other liabilities of its subsidiaries.

Guarantees

The New 2028 Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Parent Guarantor.

Covenants

The Indenture contains covenants limiting the Issuer’s and certain of its subsidiaries’ ability to: (i) create liens on certain assets to secure debt, (ii) engage in certain sale and lease-back transactions and (iii) consolidate, merge, sell or otherwise dispose of all or substantially all of its assets. These covenants are subject to a number of important limitations and exceptions.

Optional Redemption

The Indenture permits the Issuer to redeem some or all of the New 2028 Notes at any time at the redemption prices set forth in the Indenture.

Change of Control

Upon the occurrence of a change of control, as defined in the Indenture, each holder of the New 2028 Notes has the right to require the Issuer to repurchase some or all of such holder’s New 2028 Notes at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date.

Events of Default

The Indenture also provides for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the New 2028 Notes to become or to be declared due and payable.

The foregoing descriptions of the New 2028 Notes and the Indenture (including the form of the New 2028 Notes) are qualified in their entirety by the terms of such agreements. Please refer to such agreements, which are incorporated herein by reference and attached hereto as Exhibits 4.1 through 4.4.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

On January 17, 2019, the Parent Guarantor and the Issuer entered into an underwriting agreement (the “Underwriting Agreement”) with UBS Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc., SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC as representatives of the several underwriters named therein, for the issuance and sale by the Issuer of the New 2028 Notes and $1,000,000,000 aggregate principal amount of senior unsecured notes due 2029 (the “2029 Notes”).

The New 2028 Notes are, and the 2029 Notes will be, guaranteed on a senior unsecured basis by the Parent Guarantor and the New 2028 Notes have been, and the 2029 Notes will be, issued and sold pursuant to the Registration Statement and the related preliminary prospectus supplement dated January 17, 2019. The Issuer expects to deliver the 2029 Notes to investors on or about January 30, 2019.

Net proceeds from the offering of the New 2028 Notes and the 2029 Notes (the “Offering”), after deducting underwriter discounts and commissions and estimated offering expenses, excluding accrued interest on the New 2028 Notes, are estimated to be approximately $1.478 billion. The Issuer intends to use the net proceeds from the Offering for general corporate purposes, which may include acquisitions.

The description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, which is incorporated herein by reference and attached to this report as Exhibit 1.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of January 17, 2019, among HCA Inc., HCA Healthcare, Inc. and UBS Securities, Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., LLC, Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc., SunTrust Robinson Humphrey, Inc., and Wells Fargo Securities, LLC as representatives of the other several underwriters named therein

4.1	Indenture dated as of August 1, 2011, among HCA Inc., the guarantors named on Schedule I thereto, Delaware Trust Company (as successor to Law Debenture Trust Company of New York), as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent (filed as Exhibit 4.5 to the Registrant’s Registration Statement on Form S-3 (File No. 333-226709) and incorporated herein by reference)

4.2	Supplemental Indenture No. 20, dated as of August 23, 2018, among HCA Inc., HCA Healthcare, Inc., Delaware Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent (filed as Exhibit 4.3 to the Registrant’s Form 8-K filed on August 23, 2018 (File No. 001-11239) and incorporated herein by reference)

4.3	Form of Global Note representing the New 2028 Notes (included in Exhibit 4.2)

4.4	Supplemental Indenture No. 21, dated as of January 22, 2019, among HCA Inc., HCA Healthcare, Inc., Delaware Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP

23.1	Consent of Cleary Gottlieb Steen & Hamilton (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HEALTHCARE, INC. (Registrant)

By:	/s/ John M. Franck II
John M. Franck II
Vice President – Legal and Corporate Secretary

Date: January 22, 2019